ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:         August 1, 2000 - August 31, 2000


SETTLEMENT DATE:           15-Sep-00


A.       SERIES INFORMATION

         ADVANTA LEASING RECEIVABLES CORP. VIII AND
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)     Beginning Aggregate Contract Principal Balance                                                     $50,085,412.43
                                                                                                                     --------------
         (b.)     Contract Principal Balance of all Collections allocable to
                    Contracts                                                                                        $ 3,569,969.76
                                                                                                                     --------------
         (c.)     Contract Principal Balance of Charged-Off Contracts                                                $   189,375.06
                                                                                                                     --------------
         (e.)     Ending Aggregate Contract Principal Balance of all Contracts
                    as of this Settlement Date                                                                       $46,326,067.61
                                                                                                                     --------------

                  BALANCES ON THIS SETTLEMENT DATE
         (d.)     Class A Principal Balance as of this
                  Settlement Date (Class A Note Factor)                             0.3772550                        $37,301,509.74
                                                                                    ---------                        --------------
         (e1.)    Ending Class A-1 Principal Balance                                0.0000000     $            -
                                                                                    ---------     --------------
         (e2.)    Ending Class A-2 Principal Balance                                0.7235099     $27,855,801.74
                                                                                    ---------     --------------
         (e3.)    Ending Class A-3 Principal Balance                                1.0000000     $ 9,445,708.00
                                                                                    ---------     --------------
         (f.)     Ending Class B Principal Balance as of this
                  Settlement Date (Class B Note  Factor)                            0.7779797                        $ 9,024,557.87
                                                                                    ---------                        --------------

II.      COMPLIANCE RATIOS

         (a.)     Aggregate Contract Balance Remaining ("CBR") of all Contracts.                                     $50,067,871.66
                                                                                                                     --------------
         (b.)     CBR of Contracts 1 - 30 days delinquent                                                            $ 5,047,059.54
                                                                                                                     --------------
         (c.)      % of Delinquent Contracts 1- 30 days as of the related
                     Calculation Date                                                                                         10.08%
                                                                                                                     --------------
         (d.)     CBR of Contracts 31 - 60 days delinquent                                                           $ 1,754,986.32
                                                                                                                     --------------
         (e.)      % of Delinquent Contracts 31- 60 days as of the related
                     Calculation Date                                                                                          3.51%
                                                                                                                     --------------
         (f.)     CBR of Contracts 61 - 90 days delinquent                                                           $   897,659.85
                                                                                                                     --------------
         (g.)      % of Delinquent Contracts 61- 90 days as of the related
                     Calculation Date                                                                                          1.79%
                                                                                                                     --------------
         (h.)     CBR of Contracts > 91 days delinquent.                                                             $   701,508.68
                                                                                                                     --------------
         (i.)      % of Delinquent Contracts > 91 days as of the related
                     Calculation Date                                                                                          1.40%
                                                                                                                     --------------
         (j1.)     % of Delinquent Contracts 31 days or more as of the related
                     Calculation Date                                                                                          6.70%
                                                                                                                     --------------
         (j2.)    Month 2:                  Jul-00                                                                             7.61%
                                    ---------------                                                                  --------------
         (j3.)    Month 3:                  Jun-00                                                                             7.66%
                                    ---------------                                                                  --------------
         (j4.)    Three month rolling average % of Delinquent Contracts 31 days
                    or more                                                                                                    7.32%
                                                                                                                     --------------
         (k1.)    Net Charge-Off % for the related Collection Period
                    (annualized 30/360)                                                                                        2.38%
                                                                                                                     --------------
         (k2.)    Month 2:                  Jul-00                                                                             0.89%
                                    ---------------                                                                  --------------
         (k3.)    Month 3:                  Jun-00                                                                             6.08%
                                    ---------------                                                                  --------------
         (k4.)    Three month rolling average % for Defaulted Contracts                                                        3.12%
                                                                                                                     --------------
                  Does the Cumulative Loss % exceed
         (l1.)    The Loss Trigger Level % from Beginning Period to and
                    including 12th Collection Period ? Y or N                                                                  n/a
                                                                                                                     --------------
         (l2.)    The Loss Trigger Level % from 13th Collection Period to and
                    including 24th Collection Period ? .Y or N.                                                                NO
                                                                                                                     --------------
         (l3.)    The Loss Trigger Level % from 25th Collection Period and
                    thereafter ?  Y or N                                                                                       n/a
                                                                                                                     --------------

         (m1.)    Residual Realization for the related Collection Period.                                                    125.54%
                                                                                                                     --------------
         (m2.)    Month 2:                  Jul-00                                                                           124.64%
                                    ---------------                                                                  --------------
         (m3.)    Month 3:                  Jun-00                                                                           125.80%
                                    ---------------                                                                  --------------
         (m4.)    Three month rolling average Residual Realization Ratio.                                                    125.33%
                                                                                                                     --------------
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
         (n.)     Does the three month rolling Residual Realization ratio
                    exceed 100%  Y or N                                                                                       YES
                                                                                                                     --------------


III.     FLOW OF FUNDS
         (1.)     The amount on deposit in Available Funds                                                           $ 4,452,836.80
                                                                                                                     --------------
         (2.)     The prepayment amounts deposited, if any, by the Issuers'
                    to the Collection Account for removal of defaulted contracts                                     $            -
                                                                                                                     --------------
         (3.)     Total deposits in the Collection Account to be used as
                    available funds on this Payment Date                                                             $ 4,452,836.80
                                                                                                                     --------------

         (a.)     To the Servicer, Unrecoverable Servicer Advances/Initial
                    Unpaid Balance                                                                                   $    45,241.93
                                                                                                                     --------------
         (b.)     To the Servicer, the Servicing Fee and miscellaneous amounts,
                    if any                                                                                           $    41,737.84
                                                                                                                     --------------

                  To Series 1999-1 Noteholders:
         (c.)     To Class A, the total Class A Note Interest and Class A
                    Overdue Interest for the related period                                                          $   225,197.69
                                                                                                                     --------------
                          Interest on Class A-1 Notes                                             $            -
                                                                                                  --------------
                          Interest on Class A-2 Notes                                             $   170,884.86
                                                                                                  --------------
                          Interest on Class A-3 Notes                                             $    54,312.82
                                                                                                  --------------
         (d.)     Interest on Class B Notes for the related period                                                   $    59,110.54
                                                                                                                     --------------
         (e.)     To Series 1999-1Noteholders:
                  To Class A, the total applicable Principal Payment                                                 $ 3,027,005.02
                                                                                                                     --------------
                          Principal Payment to Class A-1 Noteholders                              $            -
                                                                                                  --------------
                          Principal Payment to Class A-2 Noteholders                              $ 3,027,005.02
                                                                                                  --------------
                          Principal Payment to Class A-3 Noteholders                              $            -
                                                                                                  --------------
                  To Class B for applicable Principal Payment to the extent of
                    the Class B Floor                                                                                $   732,339.81
                                                                                                                     --------------
         (f.)     To the Reserve Account :
                  The amount needed to increase the amount in the Reserve
                    Account to the Required Reserve                                                                 $            -
                                                                                                                     --------------
         (g.)     Upon the occurrence of a Residual Event        the lesser of:
                  (A) the remaining Available Funds and                                           $            -
                                                                                                  --------------
                  (B) the aggregate amount of Residual Receipts included in
                     Available Funds                                                              $            -
                                                                                                  --------------
                  To be deposited to the Residual Account                                                            $            -
                                                                                                                     --------------
         (h.)     To the Issuers, as owner of the Pledged Assets, any remaining
                    Available Funds on deposit in the Collection Account (the
                    "Issuers' Interest")                                                                             $   322,203.98
                                                                                                                     --------------

IV.      SERVICER ADVANCES

         (a.)     Aggregate amount of Servicer Advances at the beginning of the
                    Collection Period                                                                                $ 1,017,244.70
                                                                                                                     --------------
         (b.)     Servicer Advances reimbursed during the Collection Period                                          $    65,799.91
                                                                                                                     --------------
         (c.)     Amount of unreimbursed Service Advances to be reimbursed on
                    the Settlement Date                                                                              $    45,241.93
                                                                                                                     --------------
         (d.)     Servicer Advances made during the related Collection Period
                                                                                                                     --------------
         (e.)     Aggregate amount of Servicer Advances at the end of the
                    Collection Period                                                                                $   906,202.86
                                                                                                                     --------------
         (f.)     Amount of delinquent Scheduled Payments for which Servicer
                    Advances were not made                                                                           $            -
                                                                                                                     --------------

V.       RESERVE ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection
                    Period                                                                                           $ 2,504,270.62
                                                                                                                     --------------
         (b.)     Amount of interest earnings reinvested for the related Monthly
                    Period                                                                                           $    14,336.81
                                                                                                                     --------------
         (c.)     Amounts used to cover shortfalls, if any,  for the related
                    Collection Period                                                                                $            -
                                                                                                                     --------------
         (d.)     Amounts transferred from the Collection Account, if applicable                                     $            -
                                                                                                                     --------------
         (e.)     Balance remaining before calculating Required Reserve Amount                                       $ 2,518,607.43
                                                                                                                     --------------
         (f.)     Required Reserve Amount needed as of the related Collection
                    Period                                                                                           $ 2,316,303.38
                                                                                                                     --------------

         (g1.)    If (e) above is greater than (f), then excess amount to be
                    transferred to the Series Obligors                                                               $   202,304.05
                                                                                                                     --------------
         (g2.)    If (e) is greater than (d), then amount of shortfall
                                                                                                                     --------------
         (h.)     Amounts on deposit at the end of the related Collection Period
                    (e minus g1)                                                                                     $ 2,316,303.38
                                                                                                                     --------------

         (i.)     Is the Required Reserve Amount equal to the balance in the
                    Reserve Account as of the related Collection period ? Y or N                                              YES
                                                                                                                     --------------
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
VI.      RESIDUAL ACCOUNT
         (a.)     Amount on deposit at the beginning of the related Collection
                    Period                                                                                           $            -
                                                                                                                     --------------
         (b.)     Amounts transferred from the Collection Account                                                    $            -
                                                                                                                     --------------
         (c.)     Amounts used to cover shortfalls for the related Collection
                    Period                                                                                           $            -
                                                                                                                     --------------
         (d.)     Amount on deposit at the end of the related Collection Period                                      $            -
                                                                                                                     --------------


VII.     ADVANCE PAYMENTS

         (a.)     Beginning aggregate Advance Payments                                                               $   780,046.33
                                                                                                                     --------------
         (b.)     Add:  Amount of Advance Payments collected during the related
                    Collection Period                                                                                $   505,879.91
                                                                                                                     --------------
         (c.)     Add:  Investment earnings for the related  Collection Period                                       $            -
                                                                                                                     --------------
         (d.)     Less: Amount of Advance Payments withdrawn for deposit into
                    Facility Account                                                                                 $   535,372.98
                                                                                                                     --------------
         (e.)     Ending aggregate Advance Payments                                                                  $   750,553.26
                                                                                                                     --------------



         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:        /s/ John Paris
                    ---------------------
         TITLE:      SR VP
                    ---------------------
         DATE:      09/12/00
                    ---------------------

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